UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

SPLASH BEVERAGE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40471	34-1720075
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1112 N. Flagler Drive Fort Lauderdale, Florida	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 648-7238

(Former name or former address, if changed since last report.): n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SBEV	NYSE American LLC

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 16, 2026, Splash Beverage Group, Inc. (the “Company”) filed a Certificate of Change with the Secretary of State of the State of Nevada (the “COC”), which will effect, at 4:30 p.m. Eastern Time on July 24, 2026, a one-for-four reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”). In connection with the Reverse Stock Split, the COC will also proportionally reduce the number of authorized shares of Common Stock from 400,000,000 shares to 100,000,000 shares, which permits the Company to effect the Reverse Stock Split without shareholder approval pursuant to Nevada Revised Statutes Section NRS 78.207. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will be changed to 84862C401.

On July 16, 2026, the Company was notified by the Staff of the NYSE American that the NYSE American has halted trading of the Company’s Common Stock due to its trading below $0.10 per share. At the time trading was halted, the last trading price was $0.0936. The Company expects that the halt will be lifted and the Common Stock will re-commence trading on the NYSE American on a Reverse Stock Split-adjusted basis when the market opens on July 27, 2026.

As a result of the Reverse Stock Split, every four shares of Common Stock issued and outstanding will be converted into one share of Common Stock.

All outstanding securities entitling their holders to purchase or otherwise acquire shares of Common Stock, including stock options, warrants and restricted stock, will also be adjusted as a result of the Reverse Stock Split, as required by the terms of those securities.

The foregoing description of the COC is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the COC, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated hereby by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include, but are not limited to, statements regarding the anticipated effective date of the Reverse Stock Split and the expected commencement of trading on a split-adjusted basis. Forward-looking statements are typically identified by words such as “will,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions. These statements are based on the Company’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, the risk that NYSE American may delist our Common Stock, the risk that the Company fails to comply with NYSE American requirements or that the NYSE American may not timely remove the current trading halt on our Common Stock, and general market and economic conditions, as well as the Risk Factors contained in our Annual Report on Form 10-K for the year ended December 31, 2026 and in our Final Prospectus Final Prospectus on Form 424B3 filed on June 26, 2026. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
3.1	Certificate of Change
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPLASH BEVERAGE GROUP, INC.

Date: July 16, 2026	By:	/s/ Brady Cobb
	Name:	Brady Cobb
	Title:	Interim Chief Executive Officer